UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                         April 25, 2003 (April 24, 2003)



                                 ZIX CORPORATION
             (Exact name of registrant as specified in its charter)

        Texas                          0-17995                     75-2216818

(State or other                       (Commission File            (IRS employer
Jurisdiction of                          Number)             Identification No.)
Incorporation)

                            2711 North Haskell Avenue
                                Suite 2300, LB 36
                            Dallas, Texas 75204-2960
               (Address of principal executive offices) (Zip code)


               Registrant's telephone number, including area code:
                                 (214) 370-2000





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Item 9.              Regulation FD Disclosure.

           The information in this report is being furnished (i) pursuant to Regulation FD, and (ii) pursuant to Item 12 "Results of Operations and Financial Condition" (in accordance with SEC interim guidance issued March 27,
 2003). In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of
 Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

           On April 24, 2003, Zix Corporation, a Texas corporation (the "Company"), issued a press release announcing the Company's financial results for the fiscal quarter ended March 31, 2003. A copy of the Company press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ZIX CORPORATION



Date:      April 25, 2003        By:       /s/ Steve M. York
                                      ------------------------------------------
                                      Steve M. York
                                      Senior Vice President, Chief Financial
                                      Officer and Treasurer






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                                INDEX TO EXHIBITS

Exhibit No.             Description

99.1 Press Release dated April 24, 2003 titled "Zix Corporation Announces First Quarter 2003 Financial Results" announcing earnings for the fiscal quarter ended March 31, 2003 (furnished and not filed for purposes of Section 18 of the Securities Exchange
                        Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).


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